1 MUELLER WATER PRODUCTS, INC. THIRD AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT This performance restricted stock unit award agreement (this “Agreement”), effective as of the date of the award set forth below (the “Date of Award”), evidences an agreement to award performance restricted stock units (“PRSUs” or “Market Units”) by Mueller Water Products, Inc. (the “Company”) to the participant named below (the “Participant”), pursuant to the provisions of the Mueller Water Products, Inc. Third Amended and Restated 2006 Stock Incentive Plan (the “Plan”) subject to satisfaction of the performance criteria described in Exhibit A. The Participant has been selected to be eligible to earn an award of PRSUs pursuant to the Plan, as specified below. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. Subject to the previous paragraph, if the PRSUs awarded hereunder are subject to another written Company-related severance plan or program, or any employment or similar written agreement between the Company and Participant (collectively, “Modifying Agreement”), the terms and conditions of the Modifying Agreement shall completely supersede and replace any conflicting or inconsistent terms of this Agreement. Participant: Participant Name Date of Award: Month Day, Year Performance Period: October 1, ______ to September 30, ________ (the “Performance Period”). Threshold, Target and Maximum Number of Market Units for Performance Period: See Exhibit A.

2 The parties hereto agree as follows: 1. Performance Period and Criteria. The performance criteria for the Performance Period are described in Exhibit A. The Committee has developed the performance criteria for the Performance Period as described in Exhibit A. As soon as practical after the Performance Period ends, the Committee will determine whether the performance criteria have been satisfied and the number of PRSUs, if any, earned by the Participant. The actual number of PRSUs earned for the Performance Period will depend on the achievement of the performance criteria described in Exhibit A. 2. Employment with the Company. Except as may otherwise be provided in Section 3, the PRSUs granted hereunder are granted on the condition that (a) the Participant accept this Agreement no later than ninety (90) days following the Date of Award, after which time this Agreement shall be void and of no further effect and (b) the Participant remains in Continuous Service from the Date of Award through (and including) the vesting date, as set forth in Section 3. This Agreement does not confer any right to the Participant (or any other Participant) to be awarded PRSUs or other Stock Awards in the future under the Plan other than as specifically described in this Agreement. 3. Vesting. a. Normal. Except as otherwise provided for in this Agreement, the Participant’s interest in the PRSUs granted under this Agreement shall become nonforfeitable (“Vested”) on the last day of the Performance Period, provided the Participant continues to be employed in Continuous Service through the last day of the Performance Period. If the Participant ceases to be employed by the Company or any Subsidiary for any reason (except as otherwise provided for in this Agreement)) before the last day of the Performance Period, all PRSUs shall be forfeited, without any consideration or payment whatsoever to the Participant. b. Death, Disability and Retirement. (i) Retirement Without Notice. If, during the Performance Period, a Participant terminates Continuous Service as a result of Retirement (and Section 3(b)(ii) does not apply), all Market Units shall be Vested on a pro rata basis based on the Participant’s service during the Performance Period. Except as otherwise provided for in this Agreement, no Market Units shall be earned or Vested for any portion of the Market Units after the Participant’s Continuous Service terminates. (ii) Retirement With Notice / Death / Disability / Retirement Eligible Termination. If, during the Performance Period, (A) the Participant terminates Continuous Service as a result of death or Disability, (B) the Participant’s Continuous Service is terminated on or after the date on which Participant first becomes Retirement eligible for any reason, other than by

3 the Company for Cause or as a result of a voluntary termination without Good Reason (if defined in the Participant’s employment or service agreement between the Participant and the Company or any of its Affiliates), or (C) the Participant is eligible for Retirement and provides or has provided at least six (6) months’ notice of Participant’s intent to retire, all PRSUs shall become Vested on the date Participant’s Continuous Service is terminated. Except as otherwise provided for in this Agreement, no PRSUs shall be Vested for any portion of the PRSUs after the Participant’s Continuous Service terminates. c. Change of Control. Notwithstanding anything to the contrary in this Agreement, in the event a Change of Control occurs during the Performance Period and prior to the Participant’s termination of Continuous Service, the target number of PRSUs shall become Vested and the target number of PRSUs shall automatically be earned. d. No Fractional PRSUs. If, on any vesting date, the vesting schedule would result in the vesting of a fraction of a PRSU, such fraction shall be rounded to a whole PRSU in a manner acceptable to management or any independent third party administering any terms of the Plan for the Company. 4. Timing of Settlement a. Normal. Except as described in Section 4(b), shares of Common Stock attributable to Vested PRSUs that are earned pursuant to Section 1 shall be delivered to the Participant, or his or her beneficiary in the event of the Participant’s death, within ninety (90) days after the last day of the Performance Period. b. Change of Control. In the event of a Change of Control, shares of Common Stock attributable to Vested PRSUs that are earned pursuant to Section 3(c) shall be delivered within ninety (90) days following the Change of Control; provided, however, that with respect to payments subject to Section 409A of the Code, payment shall only be made upon a “Change of Control” event within the meaning of Section 409A of the Code. c. Specific Payment Date. The Committee shall determine on what date within the ninety (90) day payment period described above actual settlement shall be made. 5. Form of Payout. Vested PRSUs will be settled solely in the form of shares of Common Stock of the Company or such other security as common stock shall be converted into in the future. The Participant shall be issued one share of Common Stock (or such other number of securities into which the Common Stock is converted upon a Change of Control as the Committee shall determine in good faith) for each Vested PRSU. 6. Voting Rights and Dividends. Until such time as the PRSUs are settled in shares of the Company’s common stock, the Participant shall not have voting rights or receive dividends in connection with the PRSUs. Further, no dividends shall be paid on any of the PRSUs.

4 7. Termination of Continuous Service. In the event of the Participant’s termination of Continuous Service for any reason other than the Participant’s death, Disability or Retirement during the Performance Period (and except as otherwise provided in Section 3(c) with respect to PRSUs that become Vested upon a Change of Control), all PRSUs held by the Participant at the time of his or her termination of Continuous Service shall be forfeited by the Participant to the Company. 8. Restrictions on Transfer. Unless and until actual shares of Common Stock are received upon settlement of the PRSUs, PRSUs granted pursuant to this Agreement may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated (a “Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of PRSUs is made, or if any attachment, execution, garnishment or lien shall be issued against or placed upon the PRSUs, the Participant’s right to such PRSUs shall be immediately forfeited by the Participant to the Company, and this Agreement shall lapse. 9. Recapitalization. In the event of any change in the capitalization of the Company such as a stock split or corporate transaction such as any merger, consolidation, separation or otherwise, the number and class of PRSUs subject to this Agreement shall be equitably adjusted by the Committee, as set forth in the Plan, to prevent dilution or enlargement of rights. 10. Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Secretary of the Company during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his or her estate. 11. Continuation of Employment. This Agreement shall not confer upon the Participant any right to continue employment with the Company or its Subsidiaries, nor shall this Agreement interfere in any way with the Company’s or its Subsidiaries’ right to terminate the Participant’s employment at any time. For purposes of this Agreement, “Termination of Employment” shall mean termination or cessation of the Participant’s employment with the Company and its Subsidiaries for any reason (or no reason), whether the termination of employment is instituted by the Participant or the Company or a Subsidiary, and whether the termination of employment is with or without cause. 12. Non-Competition. Participant agrees that, for a period of one (1) year following Participant’s Termination of Employment (the “Restricted Period”), Participant will not engage, directly or indirectly, whether on behalf of Participant or another person, entity, business or enterprise, in any activities which are the same as, or substantially similar to, activities Participant performed for or on behalf of the Company and which compete with the Business of the Company in the Territory (the “Competitive Services”). For purposes of this Agreement, “Business” means (a) the manufacturing, marketing, distribution, or

5 sale of water and energy infrastructure technology, products, or services, including but not limited to products or services used in the transmission, distribution, and measurement of water; or (b) any similar activities conduct, authorized, offered, provided, or proposed to be conducted by the Company within two (2) years prior to Participant’s Termination of Employment. In addition, for the purposes of this Agreement, “Territory” means the geographic area where Participant worked, represented the Company, or had Material Contact (as defined below) with the Company’s customers or potential customers during Participant’s employment with the Company or for which Participant had responsibilities on behalf of the Company during the two (2)-year period prior to Participant’s Termination of Employment. The Participant acknowledges and agrees that: (a) The Participant is familiar with the Business of the Company and its Subsidiaries and the commercial and competitive nature of the industry and recognizes that the value of the Company’s business would be injured if the Participant performed the Competitive Services for a person or entity that competes with the Business of the Company; (b) This covenant not to compete is essential to the continued good will and profitability of the Company; (c) In the course of employment with the Company or its Subsidiaries, the Participant will become familiar with the trade secrets and other Confidential Information (as defined below) of the Company and its Subsidiaries, affiliates, and other related entities, and that the Participant’s services will be of special, unique, and extraordinary value to the Company; and (d) The Participant’s skills and abilities should enable him or her to seek and obtain similar employment in a business other than one which competes with the Business of the Company, and the Participant possesses other skills that will serve as the basis for employment opportunities that are not prohibited by this covenant not to compete. Following the Participant’s Termination of Employment with the Company, Participant expects to be able to earn a livelihood without violating the terms of this Agreement. 13. Nonsolicitation of Employees. During the term of the Participant’s employment with the Company or its Subsidiaries and the Restricted Period, the Participant shall not, either on Participant’s own behalf or for any person, entity, business or enterprise within the Territory: (a) solicit any employee of the Company or its Subsidiaries with whom the Participant had material contact during the two (2) years prior to Participant’s Termination of Employment to leave his or her employment with the Company or its Subsidiaries; or (b) induce or attempt to induce any such employee to breach any employment agreement with the Company.

6 14. Nonsolicitation of Customers. During the term of the Participant’s employment with the Company or its Subsidiaries and the Restricted Period, the Participant shall not directly or indirectly solicit or attempt to solicit any current customer of the Company or any of its Subsidiaries with which the Participant had Material Contact for the purpose of selling or providing any products or services competitive with the Company. For purposes of this Agreement, products or services shall be considered competitive with the Company if such products or services are of the type conducted, authorized, offered, or provided by the Company within two (2) years prior to Participant’s Termination of Employment. For purposes of this Section, “Material Contact” means contact between Participant and such individual (i) with whom or which Participant dealt on behalf of the Company, (ii) whose dealings with the Company were coordinated or supervised by Participant, (iii) about whom Participant obtained Confidential Information in the ordinary course of business as a result of Participant’s association with the Company, or (iv) who receives products or services authorized by the Company, the sale or provision of which results or resulted in possible compensation, commissions or earnings for Participant within the two (2) years prior to the date of Participant’s Termination of Employment. 15. Developments. The Participant agrees that all inventions, improvements, trade secrets, reports, manuals, computer programs, systems, tapes and other ideas and materials developed or invented by him or her during the period of his or her employment with the Company or its Subsidiaries, either solely or in collaboration with others, which relate to the actual or anticipated business or research of the Company or its Subsidiaries, which result from or are suggested by any work the Participant may do for the Company or its Subsidiaries, or which result from use of the Company’s or its Subsidiaries’ premises or the Company’s or its Subsidiaries’ or their customers’ property (collectively, the “Developments”) shall be the sole and exclusive property of the Company and its Subsidiaries. The Participant hereby assigns to the Company his or her entire right and interest in any Developments and will hereafter execute any documents in connection therewith that the Company may reasonably request. This Section does not apply to any inventions that the Participant made prior to his or her employment by the Company or its Subsidiaries, or to any inventions that he or she develops entirely on his or her own time without using any of the Company’s equipment, supplies, facilities or the Company’s or its Subsidiaries’ or their customers’ confidential information and which do not relate to the Company’s or its Subsidiaries’ businesses, anticipated research and Developments or the work he or she has performed for the Company or its Subsidiaries. 16. Non-Disparagement. The Participant agrees that neither during his or her employment nor following his or her Termination of Employment and continuing for so long as the Company or any affiliate, successor or assigns thereof carries on the name or like business within the Territory, the Participant shall not, directly or indirectly, for himself or herself or on behalf of, or in conjunction with, any other person, persons, company, partnership, corporation, business entity or otherwise make any statements that are inflammatory, detrimental, slanderous, or materially negative in any way to the interests of the Company or its Subsidiaries or other affiliated entities. Nothing in this Agreement, however, shall limit Participant’s ability to (a) file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal,

7 state, or local governmental agency or commission (collectively, “Government Agencies”), (b) communicate with any Government Agencies or (c) otherwise participate in any investigation or proceeding that may be conducted by any Government Agencies, including providing documents or other information, without notice to the Company. 17. Confidentiality and Nondisclosure. The Participant agrees that he or she will not, other than in performance of his or her duties for the Company or its Subsidiaries, disclose or divulge to Third Parties (as defined below) or use or exploit for his or her own benefit or for the benefit of Third Parties any Confidential Information, including trade secrets. For the purposes of this Agreement, “Confidential Information” shall mean confidential and proprietary information, trade secrets, knowledge or data relating to the Company and its Subsidiaries and their businesses, including but not limited to information disclosed to the Participant, or known by the Participant as a consequence of or through employment with the Company or its Subsidiaries, where such information is not generally known in the trade or industry, and where such information refers or relates in any manner whatsoever to the business activities, processes, services, or products of the Company or its Subsidiaries; business and development plans (whether contemplated, initiated, or completed); mergers and acquisitions; pricing information; business contacts; sources of supply; customer information (including customer lists, customer preferences, and sales history); methods of operation; results of analysis; customer lists (including advertising contacts); business forecasts; financial data; costs; revenues; information maintained in electronic form (such as e-mails, computer files, or information on a cell phone, smart phone, or other personal data device); and similar information. Confidential Information shall not include any data or information in the public domain, other than as a result of a breach of this Agreement. The provisions of this paragraph shall apply to the Participant at any time during his or her employment with the Company or its Subsidiaries and for a period of two (2) years following his or her Termination of Employment or, if the Confidential Information is a trade secret, such longer period of time as may be permitted by controlling trade secret laws. The Participant acknowledges and agrees that the Confidential Information is necessary for the Company’s ability to compete with its competitors. The Participant further acknowledges and agrees that the prohibitions against disclosure and use of Confidential Information recited herein are in addition to, and not in lieu of, any rights or remedies that the Company or a Subsidiary may have available pursuant to the laws of the State of Delaware to prevent the disclosure of trade secrets or proprietary information, including but not limited to the Delaware Uniform Trade Secrets Act, 6 Del. Code Ann. §2001, et seq. The Participant agrees that this non-disclosure obligation may extend longer than two (2) years following his or her Termination of Employment as to any materials or information that constitutes a trade secret under the Delaware Uniform Trade Secrets Act. Participant is hereby notified that under the Defend Trade Secrets Act of 2016: (a) no individual shall be held criminally or civilly liable under federal or state law for the disclosure of a trade secret that is: (i) made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and made solely for the purpose of reporting or investigating a suspected violation of law; or (ii) made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made

8 under seal so that it is not made public; and (b) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. For purposes of this Agreement, “Third Party” or “Third Parties” shall mean persons, sole proprietorships, firms, partnerships, limited liability partnerships, associations, corporations, limited liability companies, and all other business organizations and entities, excluding the Participant and the Company. The Participant agrees to take all reasonable precautions to safeguard and prevent disclosure of Confidential Information to unauthorized persons or entities. 18. Intellectual Property. The Participant agrees that he or she has no right to use for the benefit of the Participant or anyone other than the Company or its Subsidiaries, any of the copyrights, trademarks, service marks, patents, and inventions of the Company or its Subsidiaries. 19. Injunctive Relief. The Participant and the Company recognize that breach of the provisions of this Agreement restricting the Participant’s activities would give rise to immediate and irreparable injury to the Company that is inadequately compensable in damages. In the event of a breach or threatened breach of the restrictions contained in this Agreement regarding noncompetition, nonsolicitation of employees, nonsolicitation of customers, Developments, non-disparagement, confidentiality and nondisclosure of Confidential Information, and intellectual property (collectively, the “Covenants”), the Participant agrees and consents that the Company shall be entitled to injunctive relief, both preliminary and permanent, without bond, in addition to reimbursement from the Participant for all reasonable attorneys’ fees and expenses incurred by the Company in enforcing these provisions, should the Company prevail. The Participant also agrees not raise the defense that the Company has an adequate remedy at law. In addition, the Company shall be entitled to any other legal or equitable remedies as may be available under law. The remedies provided in this Agreement shall be deemed cumulative and the exercise of one shall not preclude the exercise of any other remedy at law or in equity for the same event or any other event. 20. Dispute Resolution; Agreement to Arbitrate. (a) The Participant and the Company agree that final and binding arbitration shall be the exclusive remedy for any controversy, dispute, or claim arising out of or relating to this Agreement. (b) This Section covers all claims and actions of whatever nature, both at law and in equity, including, but not limited to, any claim for breach of contract (including this Agreement), and includes claims against the Participant and claims against the Company and its Subsidiaries and/or any parents, affiliates, owners, officers, directors, employees, agents, general partners or

9 limited partners of the Company, to the extent such claims involve, in any way, this Agreement. This Section covers all judicial claims that could be brought by either party to this Agreement, but does not cover the filing of charges with Government Agencies that prohibit waiver of the right to file a charge. (c) The arbitration proceeding will be administered by a single arbitrator (the “Arbitrator”) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, taking into account the need for speed and confidentiality. The Arbitrator shall be an attorney or judge with experience in contract litigation and selected pursuant to the applicable rules of the American Arbitration Association. (d) The place and situs of arbitration shall be Wilmington, Delaware (or such other location as may be mutually agreed to by the parties). The Arbitrator may adopt the Commercial Arbitration Rules of the American Arbitration Association, but shall be entitled to deviate from such rules in the Arbitrator’s sole discretion in the interest of a speedy resolution of any dispute or as the Arbitrator shall deem just. The parties agree to facilitate the arbitration by (a) making available to each other and to the Arbitrator for inspection and review all documents, books and records as the Arbitrator shall determine to be relevant to the dispute, (b) making individuals under their control available to other parties and the Arbitrator and (c) observing strictly the time periods established by the Arbitrator for the submission of evidence and pleadings. The Arbitrator shall have the power to render declaratory judgments, as well as to award monetary claims, provided that the Arbitrator shall not have the power to act (i) outside the prescribed scope of this Agreement, or (ii) without providing an opportunity to each party to be represented before the Arbitrator. (e) The Arbitrator’s award shall be in writing. The Arbitrator shall allocate the costs and expenses of the proceedings between the parties and shall award interest as the Arbitrator deems appropriate. The arbitration judgment shall be final and binding on the parties. Judgment on the Arbitrator’s award may be entered in any court having jurisdiction. (f) The Participant and the Company agree and understand that by executing this Agreement and agreeing to this Arbitration provision, they are giving up their rights to trial by jury for any dispute related to this Agreement. 21. Clawback. The Participant acknowledges and agrees that the Participant’s rights with respect to the PRSUs are subject to the Company’s Incentive Compensation Recovery Policy and Supplement Compensation Recovery Policy or similar policies or Applicable Law, as set forth in Section 10.3 of the Plan.

10 22. Miscellaneous. a. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any shares acquired pursuant to this Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, under any blue sky or state securities laws applicable to such shares. It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. b. The Committee may terminate, amend or modify the Plan and this Agreement under the terms of and as set forth in the Plan. c. The Participant may elect, subject to any procedural rules adopted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having an aggregate Fair Market Value on the date the tax is to be determined, equal to the amount required to be withheld, subject to the restrictions imposed by applicable securities laws and Company policies regarding trading in its shares. The Company shall have the power and the right to deduct or withhold from the Participant’s compensation, or require him or her to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA or similar obligation), domestic or foreign, required by law to be withheld with respect to any payout to him or her under this Agreement. d. The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement. e. This Agreement shall be subject to Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. f. Except as provided in the third paragraph of this Agreement, this Agreement and the Plan constitute the entire understanding between the Participant and the Company regarding the PRSUs granted hereunder. Except as provided in the third paragraph of this Agreement, this Agreement and the Plan supersede any prior agreements, commitments or negotiations concerning the PRSUs granted hereunder. g. All rights and obligations of the Company under the Plan and this Agreement, shall inure to the benefit of and be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger,

11 consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. h. To the extent not preempted by the laws of the United States, the laws of the State of Delaware shall be the controlling law in all matters relating to this Agreement without giving effect to principles of conflicts of laws. i. The Participant acknowledges and agrees that the Covenants and other provisions contained herein are reasonable and valid and do not impose limitations greater than those that are necessary to protect the business interests and Confidential Information of the Company. The Company and the Participant agree that the invalidity or unenforceability of any one or more of the Covenants, other provisions, or parts thereof of this Agreement shall not affect the validity or enforceability of the other Covenants, provisions, or parts thereof, all of which are inserted conditionally on their being valid in law, and in the event one or more Covenants, provisions, or parts thereof contained herein shall be invalid, this Agreement shall be construed as if such invalid Covenants, provisions, or parts thereof had not been inserted. The Participant and the Company agree that the Covenants and other provisions contained in this Agreement are severable and divisible, that none of such Covenants or provisions depend on any other Covenant or provision for their enforceability, that each such Covenant and provision constitutes an enforceable obligation between the Company and the Participant, that each such Covenant and provision shall be construed as an agreement independent of any other Covenant or provision of this Agreement, and that the existence of any claim or cause of action by one party to this Agreement against another party to this Agreement, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by any party to this Agreement of any such Covenant or provision. j. If any of the provisions contained in this Agreement relating to the Covenants or other provisions contained herein, or any part thereof, are determined to be unenforceable because of the length of any period of time, the size of any area, the scope of activities or similar term contained therein, then such period of time, area, scope of activities or similar term shall be considered to be adjusted to a period of time, area, scope of activities or similar term which would cure such invalidity, and such Covenant or provision in its reduced form shall then be enforced to the maximum extent permitted by Applicable Law. k. This Agreement is intended to satisfy the requirements of Section 409A of the Code and shall be construed accordingly. To the extent that any amount or benefit that constitutes nonqualified deferred compensation under Section 409A of the Code, and that is not exempt under Section 409A, is otherwise payable or distributable to him or her on account of separation from service (within the meaning of Section 409A of the Code) while he or she is a specified employee (within the meaning of Section 409A of the Code), such amount or benefit shall be settled or distributed on the later of time for payment described in Section 4 of this Agreement and that date which is six (6) months after the date of such separation from service.

12 l. The parties agree that the mutual promises and covenants contained in this Agreement constitute good and valuable consideration. [Signature Page Follows]

13 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the Date of Award. Mueller Water Products, Inc. By: ___________________________________ Marietta Edmunds Zakas Chief Executive Officer ATTEST: __________________________________ Participant

14 EXHIBIT A Market Units and Performance Period The Participant has been awarded the number of performance restricted stock units (“Market Units”) identified in Table 1 below. Each Market Unit that vests will be settled in the Company’s common shares based upon relative total shareholder return performance over the Performance Period. Table 1 Market Unit Award Performance Period Number of Market Units Awarded Total Maximum Number of Shares Total Target Number of Shares Total Threshold Number of Shares Month Day, Year - Month Day, Year x 2x x .5x Performance Criteria The Market Units shall be Vested at the end of the Performance Period, subject to the terms of the Agreement. Vested Market Units will be settled in company shares according to a formula based on the Share Payout Ratio Percentages as set forth below. Table 2 Market Unit Performance Targets Performance rTSR Percentile Rank Goal rTSR Quartile Rank Goal Share Payout Ratio Percentage of Target Earned Number of Shares Earned Maximum 75th + 4th 200% Target 50th 3rd 100% Threshold 25th 2nd 50% Below Threshold < 25th 1st 0% Relative Total Shareholder Return (“rTSR”) Percentile Rank The Company’s rTSR will be compared to that of the companies that comprise the S&P 600 SmallCap Industrials Index, or such other index selected by the Committee if the S&P 600 SmallCap Industrials Index ceases to exist and is a three (3) year cumulative measurement. The rTSR percentile rank is computed by computing the total shareholder return for the Performance Period of each company that was in the S&P 600 SmallCap Industrials Index at the

15 beginning of the Performance Period (the “Peer Group”), provided that (i) if a company in the Peer Group declares bankruptcy at any time during the Performance Period, the company will remain in the peer group and be treated -100% at the end of the Performance Period when establishing the plan payout and (ii) if a company is acquired at any time during the Performance Period, the company shall be removed when establishing the plan payout. The TSR Percentile Ranking is the Company TSR relative to the total shareholder returns of the Peer Group and calculated using the Excel PERCENTRANK.INC formula for the Performance Period (e.g., if the total shareholder return is greater than 75% of the total shareholder returns of the members of the Peer Group, the rTSR Percentile Ranking is the 75th percentile or 4th quartile). Total Shareholder Return (“TSR”) shall be calculated in the following manner: TSR = (Change in Stock Price + Dividends Paid) / Beginning Stock Price 1. “Beginning Stock Price” shall mean the average of the closing prices for each of the twenty (20) trading days immediately prior to the first day of the Performance Period; 2. “Ending Stock Price” shall mean the average of closing prices for each of the last twenty (20) trading days of the Performance Period; 3. “Change in Stock Price” shall equal the Ending Stock Price minus the Beginning Stock Price; 4. “Dividends Paid” shall mean the total of all dividends paid on one (1) share of stock during the Performance Period, provided that dividends shall be treated as though they are reinvested; 5. In all events, TSR shall be adjusted to give effect to any stock dividends, stock splits, reverse stock splits, spin-offs and similar transactions. If the Company achieves an rTSR for the Performance Period at or above the Threshold Percentile Rank Goal specified in Table 2 herein, the Share Payout Ratio Percentage to be used to determine the number of shares earned shall be calculated as follows: (i) if the rTSR meets or exceeds the Threshold Percentile Rank Goal, but does not meet the Target Percentile Rank Goal specified in Table 2 herein, then the Share Payout Ratio Percentage for such Performance Period shall be interpolated on a straight-line basis between Threshold Share Payout Ratio specified in Table 2 herein and Target Share Payout Ratio specified in Table 2 herein and (ii) if the rTSR meets or exceeds the Target Percentile Rank Goal but does not meet the Maximum Percentile Rank Goal, then the Share Payout Ratio Percentage for such Performance Period shall be interpolated on a straight-line basis between the Target Share Payout Ratio and Maximum Share Payout Ratio specified in Table 2 herein. For the avoidance of doubt, 200% being the maximum Share Payout Ratio and if rTSR for the Performance Period is below Threshold Percentile Rank Goal, the Share Payout Ratio shall be zero (0) and no shares shall be issued for the Performance Period.